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                                                         Agreement No. 200052454

                          APPLICATION HOSTING AGREEMENT


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                                                      TABLE OF CONTENTS
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1.     Scope.................................................................................................................   2
2.     Term..................................................................................................................   2
3.     Rights of U S WEST and License Grant..................................................................................   2
4.     Records and Audits:...................................................................................................   3
5.     Upgrades..............................................................................................................   4
6.     Maintenance and Support Obligations...................................................................................   4
7.     Marketing Rights and Obligations......................................................................................   4
8.     Work Product..........................................................................................................   4
9.     Confidential Information and Property.................................................................................   5
10.    Warranty..............................................................................................................   5
11.    Indemnification.......................................................................................................   6
12.    Limitation of Liability...............................................................................................   7
13.    Escrow................................................................................................................   7
14.    Orders, Fulfillment and Delivery:.....................................................................................   7
15.    Payments and Reports..................................................................................................   8
16.    Termination for Convenience; Cause....................................................................................   8
17.    Insurance.............................................................................................................   8
18.    Independent Contractor................................................................................................   9
19.    Assignment............................................................................................................   9
20.    Notices...............................................................................................................   9
21.    Entire Agreement......................................................................................................  10
22.    Waiver................................................................................................................  10
23.    Several Liability.....................................................................................................  10
24.    Severability..........................................................................................................  10
25.    Dispute Resolution....................................................................................................  11
26.    Force Majeure.........................................................................................................  11
27.    Compliance with Laws..................................................................................................  11
28.    Advertising; Publicity................................................................................................  11
29.    Nonexclusive Agreement................................................................................................  11
30.    M/WBE Subcontracting Plan.............................................................................................  12

                                                          SCHEDULE A

1.     Product Description...................................................................................................  13
2.     Access to Premises....................................................................................................  14
3.     Required Components...................................................................................................  14
4.     Pricing...............................................................................................................  15
5.     Upgrades and Servicing................................................................................................  16
6.     Supplier's Responsibilities...........................................................................................  16
7.     U S WEST Responsibilities.............................................................................................  17
8.     Territory.............................................................................................................  18

                                                          SCHEDULE B

       Tier I Courses........................................................................................................  28
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Portions of this exhibit marked by [*] have been omitted pursuant to a request for confidential treatment.


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                                                         Agreement No. 200052454

                          APPLICATION HOSTING AGREEMENT

                  This Application Hosting Agreement ("Agreement") is entered into as of April 20, 2000, ("Effective Date"), by and between VCAMPUS
CORPORATION, a Delaware corporation, having its principal place of business at 1850 Centennial Park Drive, Suite 200, Reston, Virginia 20191 ("Supplier") and
U S WEST INTERPRISE AMERICA, INC. ("U S WEST"), a Colorado corporation, having its principal place of business at 1801 California Street, Denver, Colorado
80202.

1.         SCOPE

           Supplier shall provide to U S WEST (a) the software described in the Schedule(s) attached to and made a part of this Agreement, including but not limited to any mainframe or hardware aspects of the software and all other customization and enhancements to the software which have been made by Supplier, and all systems, elements, materials, and documentation in any form or medium (the "Software"), and (b) the services described in the Schedules ("Services"), U S WEST may use the Software and Services for its internal business purposes and/or in conjunction with services offered by U S WEST to current and potential third-party individual, business or government entity customers of U S WEST ("End Users"), in accordance with the terms and conditions of this Agreement ("Reseller Services"). U S WEST's
           Affiliates may purchase under the terms and conditions of this Agreement. "Affiliate" means any entity which directly or indirectly controls, or is controlled by, or is under common control with, U S
           WEST. "Control" means (i) for corporate entities, direct or indirect ownership of twenty percent (20%) or more of the stock or shares entitled to vote for the election of the board of directors or other governing body of the entity; and (ii) for non-corporate entities direct or indirect ownership of twenty percent (20%) or greater of the equity interest.

2.         TERM

           Unless otherwise terminated or canceled as provided in this Agreement, the term of this Agreement shall commence on the Effective
           Date of this Agreement and shall continue until U S WEST discontinues the use of the licensed Software, subject to the provisions of
           Section 16.

3.         RIGHTS OF U S WEST AND LICENSE GRANT

           3.1    LICENSE GRANT. Supplier hereby grants to U S WEST:

                  3.1.1   a nonexclusive, royalty free, and nontransferable
                          (except as provided herein), license during the term of this Agreement, subject to the provisions of
                          Section 16, to demonstrate software associated with the Reseller Services to U S WEST internal users and to End Users in order to market Reseller Services; and

                  3.1.2   a nonexclusive, royalty free and nontransferable
                          (except as provided herein), license during the term of this Agreement, subject to the provisions of
                          Section 16, to use for U S WEST's internal business purposes and in order to provide Reseller Services to End Users, and to copy (for archival purposes), the Software. Title to the Software shall remain with Supplier. Supplier will provide source code to U S
                          WEST in the event Supplier ceases to do business, or provides written notice to U S WEST that it has discontinued or plans to discontinue all maintenance and support of the Software, or Supplier is unable to


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                                                         Agreement No. 200052454

                          perform its obligations hereunder due to an assignment for the benefit of creditors or appointment of a receiver over Supplier's assets.

           3.2 RESTRICTIONS ON USE. U S WEST agrees: (i) not to create or attempt to create by reverse engineering, disassembly, decompilation or otherwise, the source code, internal structure, or organization of the Software, or any part thereof, from any object code or information that may be made available to it, or knowingly aid, abet or permit others to do so; (ii) not to remove any Software identification or notices of any proprietary or copyright restrictions from the Software or any support material; (iii) not to develop methods to enable unauthorized parties to use the Software; and (iv) not to copy, distribute, license or otherwise transfer the Software except as provided herein.

           3.3 DOCUMENTATION. Supplier will provide to U S WEST a reasonable quantity of Supplier standard user documentation and marketing literature for the Software and/or Services and complete sets of installation, operation and maintenance manuals for the Software and/or Services ("Documentation"). Supplier hereby grants to U S WEST a nonexclusive, nontransferable, royalty-free right and license during the term of this Agreement to use, reproduce in whole or in part and to disseminate Documentation in conjunction with the sale, lease, training, installation and maintenance of the Reseller
                  Services. Supplier will use commercially reasonable efforts to provide camera-ready masters upon U S WEST's request. U S WEST shall not remove Supplier's trademarks on the Software and/or
                  Services or Documentation. U S WEST may affix a label on the Documentation and literature depicting U S WEST's logo, name and address and identifying U S WEST as the service agent for the Reseller Services, provided that U S WEST does not obscure or obliterate Supplier's trademark.

           3.4 So long as U S WEST abides by Supplier's quality control and graphics standards, which Supplier may change from time to time, Supplier hereby grants U S WEST the right and license to use and display "VCampus" and other trademarks, service marks, logos, and trade names adopted and used by Supplier, to identify Software and other materials and Services belonging to Supplier ("Supplier Marks"), for the purposes of identifying the Reseller Services in connection with the license granted under this Agreement. U S WEST has no right to register and will not register any Supplier Marks belonging to Supplier. U S WEST shall not in any way contest the right of Supplier to register or to use Supplier Marks.

4.         RECORDS AND AUDITS:

           4.1 Supplier shall maintain complete and accurate records of all charges incurred by U S WEST under this Agreement, in accordance with generally accepted accounting principles, for a period of twenty-four (24) months from the date of termination, cancellation or expiration of this Agreement. U S
                  WEST may inspect (not more frequently than once every six months) and keep copies of Supplier's records upon reasonable prior written notice.

           4.2 If U S WEST requests inspection and copies of Supplier's records due to a billing dispute, and the records reveal a discrepancy greater than 10%, the party that is in error will pay for the costs incurred.


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                                                         Agreement No. 200052454

5.         UPGRADES

           This Agreement shall apply to and govern the use of any and all upgrades, versions, or releases of the Software ("Upgrades") provided under this Agreement. "Upgrade" means maintenance releases, improvements and enhancements to the Software which are provided by Supplier. Upgrades do not include additional software modules, which may be developed subsequent to this Agreement, or new technologies that may be identified as separate components or for which Supplier charges separately. To the extent that Supplier is unable to remotely upgrade the software as defined in Section 5 of Schedule A, U S WEST agrees that upon U S WEST's installation and use of any such Upgrades of the Software, it will voluntarily terminate its use of the earlier release or version of the Software and will not transfer such earlier release or version to any other person or entity.

6.         MAINTENANCE AND SUPPORT OBLIGATIONS

           During the term of this Agreement, Supplier shall provide U S WEST with maintenance and support as set forth in Schedule A, section 6.

7.         MARKETING RIGHTS AND OBLIGATIONS

           7.1 U S WEST shall make no representations and warranties on behalf of Supplier and shall not grant any rights to End Users beyond those contemplated by this Agreement. Supplier shall make no representations about or on behalf of U S WEST, without U S WEST's prior written consent.

           7.2 U S WEST shall remain entirely free to determine its End User prices and fees for the Reseller Services which it resells under this Agreement.

           7.3 U S WEST shall have the right to purchase and market comparable Software and Services from other suppliers.

8.         WORK PRODUCT

           8.1 All materials (including but not limited to prototypes, drawings and documentation) and any ideas, designs, techniques, inventions, discoveries, improvements, information, creations, software, and any other items discovered, prepared or developed by or for Supplier in the course of or resulting from performance under this Agreement
                  (the "Work Product") shall be promptly disclosed and furnished to U S WEST. All right, title and interest in the Work Product shall vest in U S WEST and shall be deemed to be a work made for hire. To the extent it may not be considered a work made for hire, Supplier assigns to U S WEST all right, title and interest in the Work Product, including all copyrights, patents and applications therefor.

           8.2 Notwithstanding the foregoing, Supplier shall retain ownership of its previously developed items (including but not limited to the Software, and all enhancements and modifications thereto). If the Work Product includes previously developed items, Supplier hereby grants to U S WEST an unrestricted, royalty-free, perpetual, irrevocable license to make, have made, use, market, import, distribute, copy, modify, prepare derivative works, perform, display, disclose and sublicense such Work Product.

           8.3 Supplier represents and warrants that it has all necessary agreements with its employees, contractors and others in order to convey the ownership and license rights stated herein. Upon request, and without charge, Supplier agrees to reasonably assist U S WEST (including executing assignments and other papers) as may be required to protect, convey and enforce the rights of U S WEST in the Work Product.


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                                                         Agreement No. 200052454

9.         CONFIDENTIAL INFORMATION AND PROPERTY

           9.1    Confidential Information and Property ("Confidential
                  Information") shall mean any and all business, technical or third party information (including but not limited to, marketing plans, financial data, specifications, drawings, sketches, models, samples, computer programs or documentation) marked as confidential or proprietary and provided, disclosed or made accessible to the other under this Agreement. The parties shall restrict access to the Confidential Information to employees or agents who have a "need to know." The parties, employees or agents, shall not disclose the Confidential
                  Information to any third party and shall treat the information in the same way it treats its own Confidential Information of like kind. This provision will not apply to information which is in the public domain, is previously known to the receiving party without obligation of confidentiality, is independently developed by the receiving party or is obtained by the receiving party from a third party that does not have an obligation to keep the information confidential. The parties will not make any copies of the Confidential Information and Supplier will not remove any property from U S WEST's premises without prior approval.

           9.2 Supplier agrees that U S WEST is the exclusive owner of all information regarding or provided by its End Users and such information shall be treated as Confidential Information.
                  Supplier warrants that it shall not disclose or use such End
                  User-specific information for any purpose other than for performing its obligations under this agreement.

10.        WARRANTY

           10.1 Supplier warrants that it has all right, title and interest, free of all liens and encumbrances, in the Software and has the authority to grant the licenses granted hereunder.
                  Supplier warrants that the Software shall operate in substantial conformance with the specifications and requirements ("Specifications") and/or Documentation contained in or attached to this Agreement and/or any Schedule(s) and shall be free from material defects. Supplier shall use commercially reasonable efforts to promptly correct any errors and non-conformities in the Software.

           10.2 Supplier represents and warrants that the Software provided under this Agreement is Year 2000 Compliant and will lose no functionality on or after January 1, 2000 or with respect to the introduction of records containing dates falling on or after January 1, 2000. "Year 2000 Compliant" means that the
                  Software will function or be usable properly in accordance with the requirements of this Agreement and will record, store, process, calculate and present calendar dates falling on and after January 1, 2000, and will calculate any information dependent on or relating to such dates in the same manner and functionality as on or before December 31, 1999.
                  Upon reasonable request by U S WEST, Supplier shall provide a test script to validate that the Software is Year 2000
                  Compliant. Supplier shall modify or replace any Software that is not Year 2000 Compliant. If Supplier is unable to or fails to modify or replace Software that is not Year 2000 Compliant, U S WEST shall have the right to make such modification or replacement and charge Supplier for any costs incurred, or at U S WEST's option, Supplier shall refund to U S WEST all amounts paid by U S WEST. Supplier's warranties and representations contained in this paragraph are not subject to or limited by any specific warranty period or limitation of liability contained in this Agreement.

           10.3 If Supplier is not the manufacturer or licensor of Software, Supplier shall obtain the same warranty as specified herein from the manufacturer or licensor and the complete


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                                                         Agreement No. 200052454

                  warranty shall pass to U S WEST. Supplier will assist U S WEST in making claims under such warranty. If Supplier is a distributor of Software, Supplier shall process such claims.
                  Warranties will not be affected by removal, relocation or resale of Software and warranties shall survive inspection, acceptance and payment. Warranties shall run to U S WEST, its agents, successors in interest, and assigns.

           10.4 Supplier also warrants that any Services provided under this Agreement shall be performed in a professional manner, consistent with industry standards.

           10.5 Supplier acknowledges that U S WEST will extend to End Users warranties similar to those contained herein and Supplier agrees to cooperate with U S WEST to address any warranty issues and claims raised by End Users.

11.        INDEMNIFICATION

           11.1 Supplier shall indemnify, hold harmless and defend, at Supplier's expense, U S WEST (including its officers, directors, employees and agents) and its Affiliates against any loss, cost, expense or liability (including but not limited to reasonable attorney fees and awarded damages) arising out of a claim that the Software and Services, or their use, infringe a patent, copyright, trademark, trade secret or other intellectual property right. Supplier's obligation hereunder shall not extend to any combination of the Software and Services with any other product, software, system or method, unless (1) the other software, system or method is: (a) provided by Supplier or Supplier's subsidiaries or Affiliates; (b) specified by Supplier to work with the Software and Services; or (c) reasonably required, in order to use the Software and Services in their intended manner, and the infringement could not have been avoided by substituting another reasonably available product, system or method capable of performing the same function; or (2) it would be reasonably expected to use the Software and Services in combination with such product, system or method. U S WEST will notify Supplier within a reasonable time after receiving notice of a claim.
                  Provided that Supplier promptly and reasonably investigates and defends any such claim, Supplier shall have control over the defense and settlement thereof. U S WEST shall furnish, at Supplier's reasonable request and expense, information and assistance necessary for such defense. In the event of such a claim, and if (1) the Software and Services are held to be infringing, (2) Supplier reasonably believes the Software and Services will be held to infringe, or (3) where U S WEST's use is restricted as a result of a claim of infringement, Supplier shall, at its expense and sole discretion, either obtain the right for U S WEST to continue using the Software and Services or replace or modify it to be non-infringing and of equivalent functionality. If neither of the alternatives is reasonably possible, Supplier shall refund a pro-rata portion of the amounts paid hereunder (based on the expected life of the Software and Services) and reimburse U S WEST for all reasonable expenses for removal and replacement of the Software.

           11.2 Each party shall indemnify and hold harmless the other, (including its officers, directors, employees and agents), its Affiliates and End Users, from and against all losses, costs, expenses or liabilities (including reasonable costs and attorneys fees) arising from the other's (including its Affiliates, agents, employees and others under its direction or control) negligent acts or omissions or willful misconduct.


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                                                         Agreement No. 200052454

12.        LIMITATION OF LIABILITY

           Except for breach of the Article entitled "Confidentiality" and the obligations in the Article entitled "Indemnification," neither party is liable to the other for consequential, incidental, indirect, punitive or special damages, including commercial loss and lost profits, however caused and regardless of legal theory or foreseeability, directly or indirectly arising under this Agreement.
           In no event shall Supplier be liable under this Agreement for an amount in excess of the total fees it has received under this Agreement for the 12-month period preceding any such liability or $250,000.00 (whichever is greater), except for liabilities arising as a result of a breach of the Article entitled "Confidentiality" and the obligations in the Article entitled "Indemnification." In no event shall U S WEST be liable under this Agreement for an amount in excess of the total fees it has paid under this Agreement for the 12-month period preceding any such liability or $250,000.00
           (whichever is greater), except for liabilities arising as a result of a breach of the Article entitled "Confidentiality," the obligations in the Article entitled "Indemnification," or amounts owed to Supplier hereunder.

13.        ESCROW

           Supplier agrees that the entire source code for Software, together with all related listings and Documentation, as now exists or hereafter becomes available including, without limitation, the then current version(s) of Software being used by U S WEST ("Escrow
           Materials") will, at U S WEST's option, be deposited, maintained and updated at U S WEST's expense in escrow pursuant to an Escrow
           Agreement which may be executed between the parties. Unless otherwise agreed, Supplier shall execute an Escrow Agreement, so long as the terms thereof are commercially reasonable and reasonably satisfactory to Supplier, and deposit the Escrow Materials within thirty (30) days of U S WEST's exercise of its option.

14.        ORDERS, FULFILLMENT AND DELIVERY:

           1.1 U S WEST will issue a written purchase order ("Order") to Supplier for delivery of VCampus(TM) Software for an End User.
                  Supplier will acknowledge receipt in writing, by facsimile transmission or electronic media, and accept and provide a promise completion date or reject the Order within one (1) business day of receipt. If the Order is not rejected in writing, it will be deemed accepted. Supplier will honor the dates, amounts and other terms of an accepted Order. Supplier will require thirty (30) days for fulfillment and delivery of its VCampus(TM) product suite to an End User after Supplier's receipt of an Order. When provisions of any Order conflict with or supplement this Agreement, provisions of the Order which are not pre-printed or otherwise in standard form shall control; otherwise, this Agreement shall control. U S WEST may modify or terminate Order(s) at any time prior to Supplier's acceptance of or U S WEST's acceptance of a modified Order, without liability. U S WEST may delay fulfillment of an Order upon written notice at least ten (10) days prior to commencement of fulfillment without liability, provided that fulfillment is not delayed more than ninety (90) days. U S
                  WEST may rescind an Order upon written notice to Supplier at least fifteen (15) days prior to the scheduled fulfillment commencement date without liability.


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                                                         Agreement No. 200052454


15.        PAYMENTS AND REPORTS

           15.1 Supplier shall issue an invoice to U S WEST upon fulfillment of an Order.

           15.2 U S WEST shall make payments on undisputed invoices to Supplier 45 days after receipt of invoice.

           15.3 All claims for money due, or to become due, from U S WEST shall be subject to deduction or setoff by U S WEST by reason of any counterclaim arising out of any transaction.

           15.4 Should U S WEST overpay an invoice, Supplier will automatically, return those overpayments to U S WEST within 15 days of receipt of such overpayment.

16.        TERMINATION FOR CONVENIENCE; CAUSE

           16.1 Either party may terminate this Agreement, in whole or in part, for its convenience upon six (6) months' prior written notice. Supplier shall be entitled to payment for amounts accrued or which will accrue in accordance with Schedule A as of the date of termination or cancellation of this Agreement.
                  U S WEST shall have no other liability arising out of termination or cancellation of this Agreement under this Section.

           16.2 Either party may cancel this Agreement immediately, in whole or in part, for default, breach, insolvency, bankruptcy, inability to pay debts, or similar financial circumstances by the other. If the default or breach is reasonably capable of cure, the non-defaulting party shall give the other party written notice and reasonable opportunity to cure. U S WEST shall be entitled to receive all Work Product in progress or completed as of the date of termination or cancellation. U S
                  WEST shall have no other liability because of its termination or cancellation of this Agreement for cause.

           16.3   The provisions of Articles on Confidential Information and
                  Property, Indemnification, Compliance with Laws, Dispute
                  Resolution, Escrow, Warranty and Year 2000 Compliance shall survive the termination or cancellation of this Agreement or any Schedules.

           16.4   U S WEST, in its sole discretion may continue to provide
                  Reseller Services to End Users with which U S WEST has entered into an agreement prior to termination of this Agreement and Supplier shall continue its obligations regarding Services provided to U S WEST for End Users, for up to twelve (12) months after the termination of this Agreement. U S WEST may retain and use copies of the Software, documentation and other related materials necessary for any such support services during such twelve- (12) month period. U S WEST shall be responsible for advising its End Users of the upcoming termination of Reseller Services.

17.        INSURANCE

           17.1 Supplier, its subcontractors and agents shall at all times during the term of this Agreement, carry and maintain at a minimum, the insurance coverage listed below with insurers having a "Best's" rating of at least B+XIII. Supplier shall not commence any work under this Agreement until all insurance requirements are fulfilled.

           17.2 Workers' Compensation insurance with statutory limits as required in the state(s) of operation; and providing coverage for any Supplier employee entering onto U S WEST premises, even if not required by statute. Employers' Liability or "Stop
                  Gap" insurance with limits of not less than $100,000 each accident.


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                                                         Agreement No. 200052454

           17.3 Commercial General Liability Insurance covering claims for bodily injury, death, personal injury or property damage occurring or arising out of the performance of this Agreement, including coverage for independent contractor's protection
                  (required if any work will be subcontracted), premises-operations, products/completed operations and contractual liability with respect to the liability assumed by Supplier hereunder. The limits of insurance shall not be less than:

                  Each Occurrence                                                                $ 1,000,000.00

                  General Aggregate Limit                                                        $ 2,000,000.00

                  Products-Completed Operations Limit                                            $ 1,000,000.00

                  Personal and Advertising Injury Limit                                          $ 1,000,000.00

           17.4 Comprehensive Automobile Liability Insurance covering ownership, operation and maintenance of all owned, non-owned and hired motor vehicles used in connection with the performance of this Agreement, with limits of at least $1,000,000 per occurrence for bodily injury and property damage.

           17.5 The insurance limits required herein may be obtained through any combination of primary and excess or umbrella liability insurance. Supplier shall forward to U S WEST certificates of such insurance promptly following execution of this Agreement and promptly following any renewal of such insurance during the term of this Agreement. The certificate(s) shall provide that (1) U S WEST (including all participating Affiliates) be named as an additional insured(s) as their interest may appear with respect to this Agreement; (2) thirty (30) days prior written notice of cancellation, material change or exclusions in the policy shall be given to U S WEST; (3) coverage is primary and not excess or contributory with any other valid and collectible insurance purchased or maintained by U S WEST.

18.        INDEPENDENT CONTRACTOR

           The parties certify that each is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as the agent or employee of the other; that it has no authority to act for or bind the other; that the parties perform work for other customers; that any persons provided by a party shall be solely the employees or agents of that party under its sole and exclusive direction and control. Each party is solely responsible for the hours of work, methods of performance and payment of its employees and agents. Each party is solely responsible for providing worker's compensation, unemployment, disability insurance and social security withholding for its employees and agents, and shall comply with all other federal, state and local laws, rules and regulations. Each party is responsible for and shall pay all assessable federal and state income tax on amounts paid under this Agreement.

19.        ASSIGNMENT

           Supplier shall not assign this Agreement, in whole or in part, without the prior written consent of U S WEST; and any attempted assignment by Supplier shall be void.

20.        NOTICES

           Notices required under this Agreement shall be sent to the addresses of the parties stated below. Notice will be deemed given (1) as of the day they are deposited with an overnight courier, charges prepaid, return receipt requested, with a confirming telefax; or (2) as of the

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

                                                         Agreement No. 200052454

           day of receipt if they are deposited in first class U.S. Mail, charges prepaid, return receipt requested; or (3) as of the day of receipt if they are hand delivered.

For Supplier:                                                    For U S WEST:
-------------                                                    -------------
Vcampus Corporation                                              U S WEST Interprise
Attention:  Nat Kannan                                           Attention:  James Johnson, Prod. Manager
1850 Centennial Park Drive, #200                                 500 Stinson Boulevard, 3N
Reston, VA  20191                                                Minneapolis, MN  55413

Phone:  703-893-7800                                             Phone:  612-664-4199
Fax:  703-893-1905                                               Fax:  61-664-4772
E-Mail:  kannan@vcampus.com                                      E-Mail:  jajohn8@uswest.com
         ------------------                                               ------------------

With a copy to:                                                  With a copy to:
Wyrick Robbins Yates and Ponton, LLP                             U S WEST Law Department
4101 Lake Boone Trail, Suite 300                                 Commercial and IP Group
Raleigh, NC  27607                                               1801 California Street, #5100
                                                                 Denver, CO  80202
Vcampus Corporation
Attention:  Mike Chwien, CFO                                     Business Resources, Inc.
1850 Centennial Park Drive, #200                                 Network Procurement-Reseller
Reston, VA  20191                                                Attn:  Deb Egan, Grid AZN3.30
                                                                 700 West Mineral Avenue
                                                                 Littleton, CO  80127

21.        ENTIRE AGREEMENT

           This Agreement, together with all incorporated Schedules, exhibits, Order(s), any other attachments, and amendments, shall constitute the entire Agreement between the parties. Any pre-printed terms and conditions on Order(s), acknowledgment forms, or other forms or documents shall not apply and are objected to. This Agreement supersedes all prior oral and written communications, agreements and understandings of the parties with respect to the subject of this Agreement.

22.        WAIVER

           No waiver of any provision of this Agreement or any right or obligation of a party will be effective unless in writing, signed by the parties. The failure of either party to enforce a right shall not constitute a waiver.

23.        SEVERAL LIABILITY

           If more than one (1) party is referred to as U S WEST herein, then their obligations and liabilities shall be several, not joint.

24.        SEVERABILITY

           Any term of this Agreement, which is held to be invalid, illegal, unenforceable or void, will in no way affect any other provision.

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

                                                         Agreement No. 200052454

25.        DISPUTE RESOLUTION

           25.1 Any claim, controversy or dispute between the parties, their agents, employees, officers, directors, or affiliates ("Dispute") which cannot be settled through negotiation or mediation, shall be resolved by arbitration conducted by a single arbitrator engaged in the practice of law, under the then current rules of the American Arbitration Association ("AAA"). The Federal Arbitration Act, 9 U.S.C. Secs. 1-16 shall govern the arbitrability of all Disputes. The arbitrator shall not have the authority to award punitive damages. All expedited procedures prescribed by the AAA rules shall apply. The arbitrator's decision and award shall be final and binding and judgment may be entered in any court having jurisdiction thereof. Each party shall bear its own costs and attorney's fees, and shall share equally in the fees and expenses of the arbitrator. Either party may request, from the arbitrator, injunctive relief to maintain the status quo until such time as the arbitration award is rendered or the Dispute is otherwise resolved. If any party files a judicial or administrative action asserting claims subject to the arbitration, as prescribed herein, and the other party successfully stays such action and/or compels arbitration of said claims, the party filing said action shall pay the other party's costs and expenses incurred in seeking such stay and/or compelling arbitration including reasonable attorney's fees. Supplier agrees that in the event of any Dispute between the parties, it will not terminate the License unless termination is otherwise permitted under Section 16 of this Agreement.

           25.2 The laws of the State of Colorado shall govern the construction and interpretation of this Agreement, without regard to its conflict of laws provisions and the arbitration shall occur in Virginia if the arbitration is initiated by U S WEST or in Colorado if the arbitration is initiated by Supplier.

26.        FORCE MAJEURE

           Neither party shall be liable to the other party for any delay, error, failure in performance or interruption of performance resulting from causes beyond their control. The injured party may elect to terminate the Agreement and/or any Order upon written notice.

27.        COMPLIANCE WITH LAWS

           Supplier shall, at its expense, obtain all permits and licenses, pay all fees, and comply with all federal, state and local laws, ordinances, rules, regulations and orders applicable to Supplier's performance under this Agreement, including the Telecommunications Act of 1996.

28.        ADVERTISING; PUBLICITY

           Neither party shall use the other party's names, trademarks, service marks or logos in any advertising, promotional efforts or any publicity of any kind without the prior written permission of such other party.

29.        NONEXCLUSIVE AGREEMENT

           This Agreement does not grant to Supplier any exclusive privileges or rights and U S WEST may contract with other suppliers for the procurement of comparable Software and Services. U S WEST makes no guarantee or commitment for any minimum or maximum amount of Software and Services hereunder.

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

                                                         Agreement No. 200052454

30.        M/WBE SUBCONTRACTING PLAN

           Support of Minority and Women Owned Business Enterprises ("M/WBE") is part of U S WEST's ongoing business strategy. If required by U S WEST, Supplier agrees and commits to exercise its best efforts to subcontract in accordance with its subcontracting plan as approved by U S WEST, and such subcontracting plan shall be incorporated herein as an attachment to the Agreement entitled "M/WBE Subcontracting Plan."

The parties, intending to be legally bound, have caused this Agreement to be executed by their authorized representatives on the dates set forth below.

U S WEST BUSINESS RESOURCES INC., as agent           VCAMPUS CORPORATION
for U S WEST INTERPRISE AMERICA, INC.
---------------------------------------------        -------------------------------------------------------------
(Authorized Signature)                                  (Authorized Signature)

---------------------------------------------        -------------------------------------------------------------
(Print or Type Name of Signatory)                       (Print or Type Name of Signatory)


---------------------------------------------        -------------------------------------------------------------
(Title)                                                 (Title)

---------------------------------------------        -------------------------------------------------------------
(Execution Date)                                         (Execution Date)

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

                                                         Agreement No. 200052454


                                   SCHEUDLE A

                                  SCOPE OF WORK

1.         PRODUCT DESCRIPTION

           Supplier provides a web-based delivery system for education and training materials via its proprietary VCampus(TM) product suite. VCampus(TM) is a web application utilizing a graphical user interface and comprising three major components---the Supplier's proprietary Student Management System, a Courseware Delivery Engine and a Courseware Construction Set, as well as Site Management Tools, and links to additional web sites.

           The Student Management System is the system which tracks and records enrollment, testing, grading, record keeping, maintenance, registration, and reporting necessary to provide proper information to End Users, U S WEST, and Supplier regarding the VCampus(TM).

           The Courseware Delivery Engine is the component that actually delivers the online courseware. The Courseware Delivery Engine has the functionality to deliver content to students and to track and assess the students' progress through the course.

           The Courseware Construction Set is the component responsible for the actual construction of online courseware. The tool allows the courseware developer to create and edit courseware via a suite of online tools.

           Campus Courseware is the online content, including without limitation online courses and software modules developed by the Supplier, End User and third party content providers, with respect to which Supplier has the rights to publish and distribute over the Internet. Campus Courseware does not include those components of the Campus Courseware for which Supplier has entered into other agreements prohibiting Supplier from publishing such components on End User's VCampus.

           Site Management Tools are Supplier's proprietary software tools used by U S WEST and Supplier to maintain and manage the VCampus(TM) and the Campus Courseware. Supplier will build a replica of the VCampus production environment comprised of all the above described components and the applicable third-party software for installation into U S WEST's facility at 600 Stinson Boulevard, Minneapolis, Minnesota, or at such other facility designated by U S WEST. U S WEST shall notify Supplier when installation of the replica can begin and Supplier shall complete the Installation within 120 days of said notice. The VCampus(TM) shall reside on U S WEST's web server and shall be accessible using a unique address used to refer to a particular web site. All software, third-party and proprietary, will be loaded, configured and maintained by Supplier. The operational environment will be monitored and maintained by Supplier's employees located at Supplier's corporate facility. Supplier's employees will accomplish this task via remote node network administration utilities. At U S WEST's option, and upon mutual agreement between the parties, Supplier may provide full-time on-site technology staff.

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

                                                         Agreement No. 200052454

2.         ACCESS TO PREMISES

           2.1 ACCESS: Should the onsite option be exercised, U S WEST shall permit Supplier access to U S WEST's facilities in connection with the performance of Services upon reasonable advance notice. At U S WEST's request, Supplier shall furnish a personnel sheet containing the employee name, address, telephone number, job duties, key assignment and any other information U S WEST deems necessary to safeguard its property and operations.

           2.2 PLANT AND WORK RULES: Supplier, while on U S WEST premises, shall comply with all plant rules and regulations, including, where required by governmental regulation, submission of satisfactory clearance from the appropriate governmental regulations.

           2.3 OCCUPATIONAL SAFETY AND HEALTH ACT: Supplier shall comply with the Occupational Safety and Health Act of 1970 (as amended) and all other laws relating to safety and health, including applicable motor carrier safety regulations. Supplier shall be solely responsible for its safety, the safety of its employees, its subcontractors and agents, and its general work area. Supplier shall immediately remedy any non-compliance and indemnify and hold U S WEST harmless from any penalty, fine or liabilities in connection therewith.

           2.4 DAMAGE TO PROPERTY: Supplier shall immediately notify U S WEST and third party owners of real or personal property of any loss of or damage to such property caused by Supplier. Supplier shall take precautions and necessary measures to prevent further damage and, at U S WEST's option and direction, Supplier shall replace or temporarily repair such property. At U S WEST's or third party owner's option and direction, Supplier shall restore or replace U S WEST's or others' property to its original condition, place such property in operational condition or bear the cost of restoration or replacement.

3.         REQUIRED COMPONENTS

           U S WEST will be solely responsible at its expense for providing a minimum hardware configuration comparable to the following list. Approximately [thirty] days prior to server capacity being exhausted, U S WEST will increase the number of servers accordingly. Supplier shall not modify this list during the term of this agreement without prior written approval of U S WEST.

          DESCRIPTION                                                       QUANTITY
1         [*]                                                                 [*]

2         [*]                                                                 [*]

3         [*]                                                                 [*]

      Confidential - Disclose only to those employees with a need to know.


Portions of this exhibit marked by [*] have been omitted pursuant to a request for confidential treatment.

                                                         Agreement No. 200052454


          DESCRIPTION                                                       QUANTITY
4         [*]                                                                 [*]

5         [*]                                                                 [*]

7         [*]                                                                 [*]

8         [*]                                                                 [*]

9         [*]                                                                 [*]

4.         PRICING

           4.1 USAGE PRICING. U S WEST will receive a [*]% discount on tuition pricing. If, during a given contract year, U S WEST's overall tuition fees to Supplier exceed $[*], U S WEST's discount will increase non-retroactively to [*]% for the rest of the contract year and the Monthly Maintenance and Monitoring fee, if applicable, will no longer be charged for the rest of that contract year. Once U S WEST's overall tuition bookings to Supplier exceed $[*], U S WEST's discount will increase, non-retroactively, to [*]% on all tuition usage for the remaining contract year. For year two and subsequent years, U S WEST's margins will be determined at the start of the contract year based on overall tuition bookings in the prior contract year.

------------------------------------------------------------------------------------------------------------
PRODUCT OR  SERVICE                  VCAMPUS LIST PRICE                      VCAMPUS FEES TO U S WEST
                                                                             AT [40]% DISCOUNT
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
One time Set Up Fee                         $[*] per End User                       $[*] per End User
------------------------------------------------------------------------------------------------------------
Tier 1 Packaged courses                     $[*] per                                $[*] per course/student
([*] courses)                               course/student
------------------------------------------------------------------------------------------------------------
Tier 2 Packaged courses                     $[*] per                                $[*] per course/student
([*] courses)                               course/student
------------------------------------------------------------------------------------------------------------
Custom course                               $[* ] per                               $[*] per course/student
                                            course/student
------------------------------------------------------------------------------------------------------------
Custom Course                                                                       Average per course $[* ]
Development                                                                         one-time charge
------------------------------------------------------------------------------------------------------------

Academic Courses                            $[*] per                                $[*] per course/student
                                            course/student
------------------------------------------------------------------------------------------------------------

           4.2 PACKAGED COURSE LISTS ARE ATTACHED AS SCHEDULE B AND MAY BE UPDATED BY THE SUPPLIER FROM TIME TO TIME.

                  Payment of the above fees entitles the End User to:
                          [*]

           4.3 END USER SET-UP FEES. A $[*] one-time set-up fee is assessed to each new End User for designing and implementing the Customer's VCampus. Supplier will provide the

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Portions of this exhibit marked by [*] have been omitted pursuant to a request for confidential treatment.

                                                         Agreement No. 200052454


                  same margins to U S WEST shown in Section 4.1 above for the $[*] set-up fee per End User VCampus.

           4.4 MONTHLY MAINTENANCE AND MONITORING. Monthly Maintenance and Monitoring as outlined in this Agreement shall be provided from 7:00 a.m. to 12:00 midnight Eastern Time, Monday through Friday ("5x12"), at no additional cost to U S WEST, except for the following holidays: Christmas Day and Thanksgiving Day (if they fall during the week). U S WEST may purchase 24x7 (24 hours a day, 7 days a week) coverage for an additional fee to be negotiated at the time that election is made.

           4.5 PROFESSIONAL SERVICES AND CUSTOM COURSE DEVELOPMENT. Supplier will provide to U S WEST a firm price quote for any Professional Services. (i.e., custom graphics creation, custom web design and development, custom VCampus Reporting, and data manipulation/integration) or custom course development at a most favored customer rate. U S WEST may then mark up those quotes for delivery to its End User.

           4.6    [*].

5.         UPGRADES AND SERVICING

           5.1 To the extent possible, Supplier, in its sole discretion, will remotely update VCampus code on an as needed basis. This code is "pushed," meaning copied to and installed as necessary, to all VCampus servers and is used to update, repair, and improve VCampus performance and reliability. Additionally, Supplier will make code changes to basic system functionality and system operations. This includes the look and feel of the VCampus, screen workflow and processes, and general user system functions. This code will be tested and approved by Suppliers Quality Assurance Team assigned to the U S WEST account prior to being deployed to a U S WEST production facility.

           5.2 Supplier requires four (4) hours per month downtime for routine scheduled maintenance. The exact time for this scheduled down time will be agreed upon between U S WEST and Supplier. Additional scheduled down time will be coordinated with U S WEST as needed by Supplier. A thirty-day, rolling time window will be kept to allow ample notification of any scheduled maintenance to be Agreement No. 200052454 performed outside of the standard four-(4) hours-per-month scheduled maintenance.

6.         SUPPLIER'S RESPONSIBILITIES

           6.1 Obtain, install, configure and maintain all third party software and proprietary VCampus applications at no additional cost to U S WEST.

           6.2 Support all activities included in the service description above.

           6.3 Keep U S WEST informed of operational problems promptly after their detection.

           6.4 Work with U S WEST to resolve operational problems to the extent of the service level contract.

           6.5 Repair/fix all application software failures within the VCampus based on existing policies and procedures for bug fixes at Supplier.

           6.6 Remote monitoring of all systems. Trouble tickets reported to the Supplier Network Operations Center (NOC) with the status of the failure.

      Confidential - Disclose only to those employees with a need to know.

Portions of this exhibit marked by [*] have been omitted pursuant to a request for confidential treatment.

                                                         Agreement No. 200052454

           6.7 Optional onsite monitoring of all systems. Trouble tickets reported to the Supplier Network Operations Center (NOC) with the status of the failure.

           6.8 Provide written or real-time instructions for shutdown and rebooting the system/hardware for offsite Supplier staff to remotely administer the distributed VCampus.

           6.9 Supplier will provide remote monitoring of the environment on a 5x12 schedule.

           6.10 Supplier will provide optional onsite system administration through a VCampus Application Service Engineer. This person's responsibilities will include but are not limited to:

                  6.10.1 VCampus System Support ("Remote hands" for Supplier should hands-on access be required for maintenance or support).

                  6.10.2  System performance tuning and monitoring.

                  6.10.3  System anomaly resolution.

           6.11 All optional onsite Supplier employees will meet the minimum-security requirements necessary to access U S WEST computer/network centers.

           6.12 Supplier will provide remote system administration through the Supplier NOC located in Reston, Virginia. Examples of work done are:

                  6.12.1  Managing VCampus code releases

                  6.12.2  Managing the course deployment process

                  6.12.3  VCampus database administration.

                  6.12.4  System monitoring

                  6.12.5  System performance tuning and monitoring.

                  6.12.6  System anomaly resolution.

                  6.12.7  Tier 3 technical support.

           6.13 Supplier will provide its own primary and secondary connections from the VCampus environment to the Supplier NOC in Reston, Virginia.

7.         U S WEST RESPONSIBILITIES

           7.1 Provide floor space in a server room within designated U S WEST facilities. Such floor space shall:

                  7.1.1 meet all federal regulations for minimum power requirements, fire suppression, and access/egress points.

                  7.1.2 be independently temperature controlled and have a backup power solution in place.

                  7.1.3 at U S WEST's option, be available to Supplier's onsite staff 24 hours a day, 7 days a week ("24x7"), 365 days per year should the onsite option be exercised.

                  7.1.4 be available for Supplier's offsite staff to access via remote network administration utilities 24x7, 365 days per year.

           7.2    Provide tier 1 and tier 2 support to its VCampus End Users.
                  U S WEST may, at its option, train End User for tier 1 support or otherwise outsource tier 1 support. For

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
                                                         Agreement No. 200052454


                  purposes of this Agreement, tier 1 support shall be from U S WEST's end user to End User's technical support personnel or U S WEST's technical support personnel; tier 2 support is from End User's technical support personnel to U S WEST's technical support personnel, and tier 3 support shall be from U S WEST's technical support personnel to Supplier's IT technical support personnel. U S WEST tier 2 support will report cases directly to Supplier tier 3 support.

           7.3 Provide all hardware for the VCampus that will reside on U S WEST's web server pursuant to this Agreement, based on Supplier's specifications set forth in Section 3, Required Components above, subject to mutual agreement of the parties.

           7.4 U S WEST will provide all operating systems and associated patches/service packs for the VCampus(TM) based on Supplier's specifications, which shall be provided at the time such patch/service pack is needed. This is includes operating system patches, security patches, etc.

           7.5    U S WEST will provide all hardware maintenance.

8.         TERRITORY

           8.1    Geographical: United States

      Confidential - Disclose only to those employees with a need to know.

                                                         Agreement No. 200052454


                                   SCHEDULE B

                             TIER I PACKAGED COURSES

-----------------------------------------------------------------------------------------------------
Access 7.0 for Windows 95 Fundamentals version 2
-----------------------------------------------------------------------------------------------------
Access 97 Intermediate version 2
-----------------------------------------------------------------------------------------------------
Access 97 Introduction version 2
-----------------------------------------------------------------------------------------------------
Adobe Acrobat 3.01
-----------------------------------------------------------------------------------------------------
Adobe PageMill 3.0
-----------------------------------------------------------------------------------------------------
Advanced Business Writing version 2
-----------------------------------------------------------------------------------------------------
Advanced Grammar version 3
-----------------------------------------------------------------------------------------------------
Advanced JavaScript
-----------------------------------------------------------------------------------------------------
Advanced Punctuation version 2
-----------------------------------------------------------------------------------------------------
Advanced Spelling version 2
-----------------------------------------------------------------------------------------------------
Advanced Vocabulary version 2
-----------------------------------------------------------------------------------------------------
Applications of Financial Management
-----------------------------------------------------------------------------------------------------
Asynchronous Transfer Mode - 2
-----------------------------------------------------------------------------------------------------
Back Safety
-----------------------------------------------------------------------------------------------------
Basic Business Math
-----------------------------------------------------------------------------------------------------
Basic Business Writing version 2
-----------------------------------------------------------------------------------------------------
Basic Clerical Skills version 2
-----------------------------------------------------------------------------------------------------
Basic Grammar version 2
-----------------------------------------------------------------------------------------------------
Basic JavaScript
-----------------------------------------------------------------------------------------------------
Basic Punctuation version 2
-----------------------------------------------------------------------------------------------------
Basic Spelling version 2
-----------------------------------------------------------------------------------------------------
Basic Vocabulary version 2
-----------------------------------------------------------------------------------------------------
Business Communications - Systems and Services
-----------------------------------------------------------------------------------------------------
Calming Upset Customers
-----------------------------------------------------------------------------------------------------
Case Management: An Overview
-----------------------------------------------------------------------------------------------------
Communications Electronics
-----------------------------------------------------------------------------------------------------
Creativity and Innovation
-----------------------------------------------------------------------------------------------------
Crystal Reports 6.0 Advanced
-----------------------------------------------------------------------------------------------------
Crystal Reports 6.0 Introduction
-----------------------------------------------------------------------------------------------------
Datacomm Fundamentals
-----------------------------------------------------------------------------------------------------
Delegating for Results
-----------------------------------------------------------------------------------------------------
Developing Self Esteem
-----------------------------------------------------------------------------------------------------
Diversity Issues in the Workplace 3rd. Ed.
-----------------------------------------------------------------------------------------------------
Driving Safety
-----------------------------------------------------------------------------------------------------
DS3 Fundamentals
-----------------------------------------------------------------------------------------------------
E1/2M Transmission Fundamentals
-----------------------------------------------------------------------------------------------------
Effective Leadership in the New Workplace
-----------------------------------------------------------------------------------------------------
Effective Meeting Skills
-----------------------------------------------------------------------------------------------------
Effective Presentation Skills
-----------------------------------------------------------------------------------------------------
Effective Problem Solving version 2
-----------------------------------------------------------------------------------------------------

      Confidential - Disclose only to those employees with a need to know.

                                                         Agreement No. 200052454

-----------------------------------------------------------------------------------------------------
Emerging Network Technologies
-----------------------------------------------------------------------------------------------------
Empowerment
-----------------------------------------------------------------------------------------------------
Ethics in Business
-----------------------------------------------------------------------------------------------------
Excel 7.0 for Windows 95 Fundamentals version 2
-----------------------------------------------------------------------------------------------------
Excel 97 Intermediate version 2
-----------------------------------------------------------------------------------------------------
Excel 97 Introduction version 2
-----------------------------------------------------------------------------------------------------
Exploring the Web with Microsoft Internet Explorer 5
-----------------------------------------------------------------------------------------------------
Fiber Optic Communication
-----------------------------------------------------------------------------------------------------
Fiber Optic System Design and Specification (V 2)
-----------------------------------------------------------------------------------------------------
Fire Prevention and Safety
-----------------------------------------------------------------------------------------------------
Forklift Safety
-----------------------------------------------------------------------------------------------------
Formatting version 2
-----------------------------------------------------------------------------------------------------
Frame Relay - Applications and Technology
-----------------------------------------------------------------------------------------------------
Getting Plugged In - Internet Explorer Version
-----------------------------------------------------------------------------------------------------
Getting Plugged In - Netscape Version
-----------------------------------------------------------------------------------------------------
Getting Plugged In With Netscape Navigator 4.0
-----------------------------------------------------------------------------------------------------
Handling Diversity in the Workplace version 2
-----------------------------------------------------------------------------------------------------
Healthcare Manager/Supervisor Core Skills and Concepts
-----------------------------------------------------------------------------------------------------
How To Get Everything Done (And Still Have A Life) version 2
-----------------------------------------------------------------------------------------------------
HTML 4.0 Fundamentals version 2
-----------------------------------------------------------------------------------------------------
HTML 4.0 Intermediate
-----------------------------------------------------------------------------------------------------
I Have to Fire Someone! version 2
-----------------------------------------------------------------------------------------------------
Interconnecting Ethernet & Token Ring LANs
-----------------------------------------------------------------------------------------------------
Intermediate Spelling version 2
-----------------------------------------------------------------------------------------------------
Intermediate Vocabulary version 2
-----------------------------------------------------------------------------------------------------
Interviewing - More Than A Gut Feeling version 2
-----------------------------------------------------------------------------------------------------
Introduction to Internet/Intranet Technology
-----------------------------------------------------------------------------------------------------
Introduction to xDSL Technology
-----------------------------------------------------------------------------------------------------
ISDN Technology
-----------------------------------------------------------------------------------------------------
ISO 9000
-----------------------------------------------------------------------------------------------------
Job Strategies for New Employees version 2
-----------------------------------------------------------------------------------------------------
Leadership Skills for Women
-----------------------------------------------------------------------------------------------------
Leading Teams for Success- 2nd Ed.
-----------------------------------------------------------------------------------------------------
Leading Teams for Success version 3
-----------------------------------------------------------------------------------------------------
Legal Issues for Managers version 2
-----------------------------------------------------------------------------------------------------
Local Area Networking
-----------------------------------------------------------------------------------------------------
Lock-Out/Tag-Out
-----------------------------------------------------------------------------------------------------
Making Effective Decisions- 2nd Ed.
-----------------------------------------------------------------------------------------------------
Managed Care
-----------------------------------------------------------------------------------------------------
Managing People Through Change- 2nd Ed.
-----------------------------------------------------------------------------------------------------
Mastering Java
-----------------------------------------------------------------------------------------------------
Microsoft Access 2000: End User Fundamentals
-----------------------------------------------------------------------------------------------------
Microsoft Excel 2000: Fundamentals
-----------------------------------------------------------------------------------------------------
Microsoft Internet Explorer 5.0: Fundamentals
-----------------------------------------------------------------------------------------------------
Microsoft Outlook 2000: Fundamentals
-----------------------------------------------------------------------------------------------------
Microsoft PowerPoint 2000: Fundamentals
-----------------------------------------------------------------------------------------------------

      Confidential - Disclose only to those employees with a need to know.

                                                         Agreement No. 200052454


-----------------------------------------------------------------------------------------------------
Microsoft Windows 98: End User Fundamentals
-----------------------------------------------------------------------------------------------------
Microsoft Word 2000: Fundamentals
-----------------------------------------------------------------------------------------------------
Motivation in the Workplace version 2
-----------------------------------------------------------------------------------------------------
MS Access 2000: Fundamentals
-----------------------------------------------------------------------------------------------------
MS Excel 2000: Fundamentals
-----------------------------------------------------------------------------------------------------
MS FrontPage 98: Intermediate
-----------------------------------------------------------------------------------------------------
MS FrontPage 98: Introduction
-----------------------------------------------------------------------------------------------------
MS Outlook 98
-----------------------------------------------------------------------------------------------------
MS Word 2000: Fundamentals
-----------------------------------------------------------------------------------------------------
Netscape Communicator 4.5: Fundamentals
-----------------------------------------------------------------------------------------------------
Orientation to Lab Safety
-----------------------------------------------------------------------------------------------------
OSHA - Ergonomics II - Release 2
-----------------------------------------------------------------------------------------------------
OSHA- Confined Space Entry - Release 2
-----------------------------------------------------------------------------------------------------
OSHA- Ergonomics I - Release 2
-----------------------------------------------------------------------------------------------------
OSHA- Fire Prevention - Release 2
-----------------------------------------------------------------------------------------------------
OSHA- Flammable and Combustible Liquids- Release 2
-----------------------------------------------------------------------------------------------------
OSHA- Hazard Communication - Release 2
-----------------------------------------------------------------------------------------------------
OSHA- Hearing Protection- Release 2
-----------------------------------------------------------------------------------------------------
OSHA- Lockout Tagout - Release 2
-----------------------------------------------------------------------------------------------------
OSHA- Personal Protective Equipment - Release 2
-----------------------------------------------------------------------------------------------------
OSHA- Respiratory Protection - Release 2
-----------------------------------------------------------------------------------------------------
Patient Care Assistant
-----------------------------------------------------------------------------------------------------
Personal Protective Equipment.
-----------------------------------------------------------------------------------------------------
Personal Time Management
-----------------------------------------------------------------------------------------------------
PhotoImpact 4
-----------------------------------------------------------------------------------------------------
Population Focused Nursing Part 1
-----------------------------------------------------------------------------------------------------
Population Focused Nursing Part 2
-----------------------------------------------------------------------------------------------------
PowerPoint 97 Intermediate version 2
-----------------------------------------------------------------------------------------------------
PowerPoint 97 Introduction version 2
-----------------------------------------------------------------------------------------------------
Preventing Job Burnout
-----------------------------------------------------------------------------------------------------
Professional Excellence for Secretaries
-----------------------------------------------------------------------------------------------------
Professional Selling
-----------------------------------------------------------------------------------------------------
Proofreading version 2
-----------------------------------------------------------------------------------------------------
Quality At Work
-----------------------------------------------------------------------------------------------------
Right-To-Know for Industrial Facilities
-----------------------------------------------------------------------------------------------------
Risk Taking
-----------------------------------------------------------------------------------------------------
Safety Attitudes
-----------------------------------------------------------------------------------------------------
Self-Managing Teams
-----------------------------------------------------------------------------------------------------
Sexual Harassment - Crisp
-----------------------------------------------------------------------------------------------------
Sexual Harassment in the Workplace 3rd ed.
-----------------------------------------------------------------------------------------------------
Simply 3D
-----------------------------------------------------------------------------------------------------
SONET
-----------------------------------------------------------------------------------------------------
Stopping Sexual Harassment Before It Starts version 2
-----------------------------------------------------------------------------------------------------
Stress Management for Health Care Professionals
-----------------------------------------------------------------------------------------------------
Successful Continuous Quality Improvement for Healthcare Teams
-----------------------------------------------------------------------------------------------------
Successful Negotiations
-----------------------------------------------------------------------------------------------------

      Confidential - Disclose only to those employees with a need to know.

                                                         Agreement No. 200052454



-----------------------------------------------------------------------------------------------------
T1 Testing
-----------------------------------------------------------------------------------------------------
T1 Transmission Basics
-----------------------------------------------------------------------------------------------------
Tactical Marketing for the HealthCare Professional
-----------------------------------------------------------------------------------------------------
TCP/IP: Concepts and Applications
-----------------------------------------------------------------------------------------------------
Team Building
-----------------------------------------------------------------------------------------------------
Technical Presentation Skills
-----------------------------------------------------------------------------------------------------
Telecommunications Technologies
-----------------------------------------------------------------------------------------------------
The 5 Second Stress Solution
-----------------------------------------------------------------------------------------------------
The Art of Giving and Receiving Feedback version 2
-----------------------------------------------------------------------------------------------------
The Basics of Budgeting
-----------------------------------------------------------------------------------------------------
The Business of Listening
-----------------------------------------------------------------------------------------------------
The Delegation Advantage version 3
-----------------------------------------------------------------------------------------------------
The Human Touch Performance Appraisal version 2
-----------------------------------------------------------------------------------------------------
The Memory Works(R) for Names and Faces
-----------------------------------------------------------------------------------------------------
The Motivating Leader
-----------------------------------------------------------------------------------------------------
The New Supervisor
-----------------------------------------------------------------------------------------------------
The VCampus Experience
-----------------------------------------------------------------------------------------------------
The VCampus Experience (no plug-in)
-----------------------------------------------------------------------------------------------------
Understanding Financial Statements
-----------------------------------------------------------------------------------------------------
Understanding the Public Telephone Network
-----------------------------------------------------------------------------------------------------
VBA Foundations for AutoCAD
-----------------------------------------------------------------------------------------------------
VBA Solutions for AutoCAD
-----------------------------------------------------------------------------------------------------
Visual Basic 5.0, Level 1: Programming
Fundamentals of Visual Basic 5.0
-----------------------------------------------------------------------------------------------------
Visual Basic 5.0, Level 2: Programming Visual
Basic 5.0  Applications
-----------------------------------------------------------------------------------------------------
Visual Basic 5.0, Level 3: Advanced Visual Basic 5.0 Programming Concepts
-----------------------------------------------------------------------------------------------------
Visual Basic for Applications
-----------------------------------------------------------------------------------------------------
Windows NT 4.0 Fundamentals version 3
-----------------------------------------------------------------------------------------------------
Windows on the Web - Internet Explorer Edition
-----------------------------------------------------------------------------------------------------
Windows on the Web - Navigator Edition
-----------------------------------------------------------------------------------------------------
Windows on the Web- Netscape Navigator 4.0
-----------------------------------------------------------------------------------------------------
Word 7.0 for Windows 95 Fundamentals version 2
-----------------------------------------------------------------------------------------------------
Word 97 Intermediate version 2
-----------------------------------------------------------------------------------------------------
Word 97 Introduction version 2
-----------------------------------------------------------------------------------------------------
Workplace Violence
-----------------------------------------------------------------------------------------------------
X.25 Fundamentals - Revised
-----------------------------------------------------------------------------------------------------

      Confidential - Disclose only to those employees with a need to know.